UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): September 30, 2021
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Welbilt, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices) (ZIP code)

(727) 375-7010
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	WBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

Welbilt, Inc. (the “Company”) held its Special Meeting of Stockholders on September 30, 2021 (the “Special Meeting”). The final results of each of the proposals submitted to a vote of stockholders at the Special Meeting are set forth below. Each such proposal is further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 31, 2021.

Proposal 1. The Company’s stockholders voted to adopt and approve the Agreement and Plan of Merger (the “Merger Agreement”) with Ali Holding S.r.l., Ali Group North America Corporation, and Ascend Merger Corp. (the “Merger Proposal”) by the votes indicated:

For	Against	Abstentions
96,009,789	264,185	240,458

Proposal 2. The Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement by the votes indicated:

For	Against	Abstentions
92,480,163	1,288,338	2,745,731

Proposal 3. The Company’s stockholders voted to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal by the votes indicated:

For	Against	Abstentions
88,745,085	5,131,205	2,638,142

Item 7.01.          Regulation FD Disclosure.

On the same date, the Company issued a press release providing an update on the transactions contemplated by the Merger Agreement. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 30, 2021, providing an update on the acquisition by Ali Group.
101	Interactive data files pursuant to Rule 405 of Regulation S-T, formatted in Inline Extensible Business Reporting Language ("iXBRL").
104	Cover page interactive data file (formatted in iXBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: September 30, 2021	By:	/s/ Joel H. Horn
Joel H. Horn
Executive Vice President, General Counsel and Corporate Secretary

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